                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):        March 27, 2000
                                                       ------------------------



                        KEYCORP STUDENT LOAN TRUST 1999-A
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          New York                      333-58073-01             36-7238740
----------------------------     ------------------------   --------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
  of Incorporation)                                         Identification No.)




c/o KeyBank USA, National Administration as Administrator, 800 Superior Avenue,
Attn: M. Frances Byrd, Cleveland, Ohio 44114
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:  (216) 828-9357
                                                   -----------------------------





                             Exhibit Index on Page 4

                                Page 1 of 8 pages

 Item 5.  OTHER EVENTS



On March 27, 2000, the KeyCorp Student Loan Trust 1999-A (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending February 29, 2000, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7.     EXHIBITS

Exhibit 99(a) -      Certificateholder's Statement

Exhibit 99(b) -      Noteholder's Statement












                                Page 2 of 8 pages

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 27, 2000




                                KeyCorp Student Loan Trust 1999-A,


                                By:   Bank One, National Association,
                                      fka The First National Bank of Chicago,
                                      not in its individual capacity but solely
                                      as Eligible Lender Trustee on behalf of
                                      the Trust



                                By:         /S/ JEFFREY L. KINNEY
                                      ------------------------------------------
                                            Jeffrey L. Kinney
                                            Vice President


















                                Page 3 of 8 pages

                                  EXHIBIT INDEX





Exhibit



99(a)    Certificateholder's Statement                               5

99(b)    Noteholder's Statement                                      7



















                                Page 4 of 8 pages


                                                 KEYCORP STUDENT LOAN TRUST 1999-A                            Exhibit 99(a)
                                                    CERTIFICATEHOLDERS' STATEMENT
                                          pursuant to Section 5.07(b) of Sale and Servicing
                             Agreement (capitalized terms used herein are defined in Appendix A thereto)

==========================================================================================================================

Distribution Date:  March 27, 2000
(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)      $0.00
                                     ------------------
                                  (2)  $        -      , per $1,000 original principal amount of the Certificates)
                                     ------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)   $606,214.83           6.9312500%    (Based on 3-Month LIBOR)
                                     ------------------    --------------
                                  (2)   $ 0.0000175    , per $1,000 original principal amount of the Certificates)
                                     ------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:  5.5162500%
                                                                                                ----------
            (2)  The Student Loan Rate was:  Not Applicable
                                             --------------


(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:     (1)           $0.00
                                     ------------------
                             (2)       $         -     , per $1,000 original principal amount of the Certificates)
                                     ------------------
       (b)  Balance:         (1)       $         -
                                     ------------------
                             (2)       $         -     , per $1,000 original principal amount of the Certificates)
                                     ------------------

(iv)   Pool Balance at end of related Collection Period:       $703,520,945.51
                                                              ------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:          $34,600,000.00
                                           ----------------------
            (2)  Certificate Pool Factor:          1.00000000
                                           ----------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:        $775,562.41
                                                                                ------------
            (2)  $ 22.4150986 , per $1,000 original principal amount of the Notes.
                 -------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:             $0.00
                                       -------------------
                                         $         -    , per $1,000 original principal amount of the Certificates)
                                       -------------------
            (2)  Balance:                 $0.00
                                       --------------------
                                         $         -       , per $1,000 original principal amount of the Certificates)
                                       --------------------
       (c)  Amount of Administration Fee for related Collection Period:         $3,000.00
                                                                                ------------
                    $ 0.0867052, per $1,000 original principal amount of the Certificates)
                    ------------



(vii)  (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:          ($1,622.71)
                                                                                             -------------------------
       (b)     Delinquent Contracts                    # Disb.        %          $ Amount          %
                                                       -------       ---         ----------       ---
               30-60 Days Delinquent                    1,417       1.98%     $  15,748,326      3.02%
               61-90 Days Delinquent                      932       1.30%     $  10,779,659      2.06%
               91-120 Days Delinquent                     389       0.54%     $   3,791,313      0.73%
               More than 120 Days Delinquent              473       0.66%     $   5,181,354      0.99%
               Claims Filed Awaiting Payment              375       0.52%     $   2,032,578      0.39%
                                                        =====       =====     =============      =====
                  TOTAL                                 3,586       5.00%     $  37,533,230      7.19%

(viii) Amount in the Reserve Account:                    $2,230,990.70
                                              ---------------------------------

(ix)   Amount in the Prefunding Account:                    $12,734.50
                                              ---------------------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:         $0.00
                                                                   --------------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:      $0.00
                                                                   --------------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         0.79%
                                                                   ----------------
       (b)     TERI Trigger Event has not occured.

3/21/00 9:42 AM


                                                 KEYCORP STUDENT LOAN TRUST 1999-A                                   Exhibit 99(b)
                                                       NOTEHOLDERS' STATEMENT
                                          pursuant to Section 5.07(b) of Sale and Servicing
                             Agreement (capitalized terms used herein are defined in Appendix A thereto)

  =================================================================================================================================

  Distribution Date:  March 27, 2000
  (i)      Amount of principal being paid or distributed:
           (a)     Class A-1 Notes:   (1)     $25,294,458.70
                                           -----------------------
                                      (2)     $ 0.0000973        , per $1,000 original principal amount of the Notes)
                                           -----------------------
           (b)     Class A-2 Notes:   (1)     $0.00
                                           -----------------------
                                      (2)     $              -    , per $1,000 original principal amount of the Notes)
                                           -----------------------

  (ii)     Amount of interest being paid or distributed on:
           (a)     Class A-1 Notes:   (1)     $2,215,665.66             6.3212500%        (Based on 3-Month LIBOR)
                                           -----------------------    -------------
                                      (2)     $ 0.0000085         , per $1,000 original principal amount of the Notes)
                                           -----------------------
           (b)     Class A-2 Notes:   (1)     $9,388,209.64             6.5112500%        (Based on 3-Month LIBOR)
                                           ------------------------   --------------
                                      (2)     $ 0.0000165         , per $1,000 original principal amount of the Notes)
                                           -----------------------
           (c)     (1)     3 Mo. Libor for the reporting period from the previous Distribution Date was:       5.5162500%
                                                                                                        ---------------------------
                   (2)     The Student Loan Rate was:       Not Applicable
                                                    ---------------------------

  (iii)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
           (a)     Distributed:       (1)           $0.00
                                           -----------------------
                                      (2)     $                -    , per $1,000 original principal amount of the Notes)
                                           -----------------------
           (b)     Balance:           (1)     $                -
                                           -----------------------
                                      (2)     $                -    , per $1,000 original principal amount of the Notes)
                                           -----------------------

  (iv)     Pool Balance at end of related Collection Period:     $703,520,945.51
                                                           ---------------------

  (v)      After giving effect to distributions on this Distribution Date:
           (a)     (1)     Outstanding principal amount of Class A-1 Notes:       $113,369,108.82
                                                                           ------------------------------
                   (2)     Class A-1 Note Pool Factor:    0.43603503
                                                      --------------------------
           (b)     (1)     Outstanding principal amount of Class A-2 Notes:       $570,400,000.00
                                                                           ------------------------------
                   (2)     Class A-2 Note Pool Factor:    1.00000000
                                                     ---------------------------

  (vi)     (a)     (1)     Amount of Servicing Fee for  related Collection Period:    $775,562.41
                                                                                  -----------------------
                   (2)      $ 0.9339624     , per $1,000 original principal amount of the Notes.
                           -----------------
           (b)     Amount of Excess Servicing Fee being distributed and remaining balance (if any):
                   (1)     Distributed:      $0.00
                                      -----------------
                                       $          -    , per $1,000 original principal amount of the Notes.
                                      -----------------
                   (2)     Balance:          $0.00
                                      -----------------
                                       $           -    , per $1,000 original principal amount of the Notes.
                                      ------------------
           (c)     Amount of Administration Fee for related Collection Period:     $3,000.00
                                                                             -------------------------
                           $ 0.0036127    , per $1,000 original principal amount of the Notes
                         -----------------


  (vii)    (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:       ($1,622.71)
                                                                                   -------------------------------
           (b)     Delinquent Contracts                        # Disb.          %           $  Amount               %
                                                               -------        ----          ------------           ---
                   30-60 Days Delinquent                        1,417         1.98%         $ 15,748,326           3.02%
                   61-90 Days Delinquent                          932         1.30%         $ 10,779,659           2.06%
                   91-120 Days Delinquent                         389         0.54%         $  3,791,313           0.73%
                   More than 120 Days Delinquent                  473         0.66%         $  5,181,354           0.99%
                   Claims Filed Awaiting Payment                  375         0.52%         $  2,032,578           0.39%
                                                               ------         -----         ------------           -----
                      TOTAL                                     3,586         5.00%         $ 37,533,230           7.19%

  (viii)   Amount in the Reserve Account:     $2,230,990.70
                                        --------------------------------

  (ix)     Amount in the Prefunding Account:  $12,734.50
                                           ------------------------------

  (x)      Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
           be distributed as a payment of principal in respect of Notes:        $0.00
                                                                        ---------------

  (xi)     Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
           to be distributed as a payment of principal in respect of Notes:     $0.00
                                                                        ----------------

  (xii)    (a)     Cumulative TERI Claims Ration as of Distribution Date         0.79%
                                                                        ----------------
           (b)     TERI Trigger Event has not occured.




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